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                                                                    EXHIBIT 3(r)

                              CERTIFICATE OF TRUST
                                       OF
                              TARGETS TRUST XXXVII

            THIS Certificate of Trust of TARGETS Trust XXXVII (the "Trust"), dated as of March 8, 2006, is being duly executed and filed on behalf of the Trust by the undersigned, as trustees, to form a statutory trust under the Delaware Statutory Trust Act, 12 Del. C. Section 3801 et seq. (the "Act").

     1. The name of the statutory trust being formed hereby is TARGETS TRUST XXXVII.

     2. The name and business address of the trustee of the Trust with its principal place of business in the State of Delaware is as follows:

          Chase Bank USA, National Association
          500 Stanton Christiana Road, 3/Ops 4
          Newark, DE 19713
          Attn: Worldwide Securities Services
          Ph:  302-552-6286
          Fax: 302-552-6280

     3. This Certificate of Trust shall be effective upon filing with the Secretary of State of the State of Delaware.

                            [Signature page follows]

Certificate of Trust of TARGETS Trust
XXXVII

                                       1
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            IN WITNESS WHEREOF, the undersigned have duly executed this
Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

                             /s/ Scott Freidenrich
                          ------------------------------------------------------
                              Scott Freidenrich, as Regular Trustee

                              /s/ Geoffrey S. Richards
                          ------------------------------------------------------
                              Geoffrey S. Richards, as Regular Trustee

                              /s/ Cliff Verron
                          ------------------------------------------------------
                              Cliff Verron, as Regular Trustee

                          CHASE BANK USA, NATIONAL ASSOCIATION, as Delaware
                              Trustee

                          By:        /s/ Sarika M. Sheth
                          ------------------------------------------------------
                              Name:  Sarika M. Sheth
                              Title: Trust Officer

Certificate of Trust of TARGETS Trust
XXXVII